UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2020

TITAN MACHINERY INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33866	45-0357838
(Commission File Number)	(IRS Employer
Identification No.)

644 East Beaton Drive, West Fargo ND 58078-2648
(Address of Principal Executive Offices)  (Zip Code)

(701) 356-0130
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	TITN	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the 2020 annual meeting of stockholders (the “Annual Meeting”) of Titan Machinery Inc. (the “Company”) held on June 8, 2020, the Company’s stockholders approved the Amended and Restated Titan Machinery Inc. 2014 Equity Incentive Plan (the "Plan"). The Company’s Board of Directors had unanimously previously approved the Plan on April 16, 2020, subject to receipt of stockholder approval. A description of the Plan was set forth in the Company’s 2020 definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2020 under the heading “Approval of the Amended and Restated Titan Machinery Inc. 2014 Equity Incentive Plan (Proposal 4),” which description is incorporated herein by reference. Such description is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this Current Report on Form 8-K as exhibit 10.1 and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 8, 2020. The votes cast with respect to each item of business properly presented at the meeting are as follows:
Proposal No. 1 — The stockholders elected the following Class I nominees to the Board of Directors for a three-year term.

	For	Withheld	Broker Non-Votes
Tony Christianson	17,357,496	1,713,429	1,165,988
Christine Hamilton	17,313,992	1,756,933	1,165,988

Proposal No. 2 — The stockholders adopted the non-binding resolution approving the compensation of the Company’s Named Executive Officers as described in the Company’s 2020 Proxy Statement.

For	Against	Abstained	Broker Non-Votes
17,900,338	1,162,401	8,186	1,165,988

Proposal No. 3 —The stockholders ratified the appointment of Deloitte & Touche LLP as the Company's Registered Independent Public Accounting Firm for the fiscal year ended January 31, 2021.

For	Against	Abstained	Broker Non-Votes
20,212,552	16,572	7,789	-

Proposal No. 4 —The stockholders approved the Plan.

For	Against	Abstained	Broker Non-Votes
17,469,690	1,594,426	6,809	1,165,988

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

10.1 Amended and Restated Titan Machinery Inc. 2014 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 9, 2020

TITAN MACHINERY INC.

By	/s/ Mark Kalvoda
Mark Kalvoda
Chief Financial Officer